                                                              EXHIBIT 10(c)(3)

FIRST NATIONAL BANK OF BRYAN
2807 Texas Avenue South
Brazos, TX  77802

                               SPECIFIC GUARANTY

         WHEREAS, BODYBILT SEATING, INC., a Texas Corporation, acting by and through its duly authorized President, MARK A. McMILLAN, hereinafter called "Borrower", contemplates becoming indebted to FIRST NATIONAL BANK OF BRYAN, a Banking Corporation with offices and Banking quarters at 2807 Texas Avenue South, Bryan, Texas 77802, hereinafter called "Lender", on account of loans, discounts, overdrafts and bills of exchange or other transactions Borrower may have with Lender; and

         WHEREAS, the undersigned, MARK A. McMILLAN, hereinafter called "Guarantor", in consideration of the extension of such credit, now or hereafter, and for value received, has and does hereby guarantee the payment to the extent herein and hereinafter stated.

         NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS: That in consideration of the premises:

         1. Guarantor unconditionally guarantees the prompt payment to Lender, its successors and assigns, of the following described promissory note executed by Borrower payable to the order of Lender together with any and all renewals, extensions and/or rearrangements thereof, whether with or without notice to Guarantor:

         Promissory Noted dated May 26, 1994, in the original principal amount of FIVE HUNDRED SEVENTY-ONE THOUSAND FIVE HUNDRED AND NO/100 ($571,500.00), executed by BODYBILT SEATING, INC., a Texas Corporation, acting by and through its duly authorized President, MARK
         A. McMILLAN, and payable to the order of FIRST NATIONAL BANK OF BRYAN;

together with such interest as may accrue on such note, according to its tenor and effect, and reasonable fees if such claim, demand or indebtedness be placed with an attorney for collection, or if collected through the probate or bankruptcy court, receivership proceedings or any proceedings in federal court, and reorganization in any federal court proceeding, or suit, or suits, hereinafter referred to as "Indebtedness".

         2. This guaranty is an absolute, unconditional completed and continuing one, and no notice of the Indebtedness or any extension of credit already or hereafter contracted by or extended to the Borrower need be given to the Guarantor. Borrower and Lender may rearrange, extend and/or renew the Indebtedness without notice to the Guarantor and in such event Guarantor will remain fully bound hereunder on such Indebtedness. The Guarantor hereby expressly waives presentment, demand, protest and notice of protest and dishonor on any and all forms of such Indebtedness, and also notice of acceptance of this guaranty, acceptance on the part of Lender being conclusively presumed by its request for this guaranty and deliver of the same to it.

         3. Guarantor authorizes Lender, without notice or demand and without affecting its liability hereunder, to take and hold security for the payment of this guaranty and/or the Indebtedness guaranteed, and exchange, enforce, waive and release any such security; and to apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; and to obtain a guaranty of the Indebtedness from any one or more other persons, corporations or entities whomsoever and at any time or times to enforce, waive, rearrange, modify, limit or release such other persons, corporations or entities from their obligations under such guaranties.

         4. Guarantor waives any right to require Lender to (a) proceed against the borrower, (b) proceed against or exhaust any security held from the Borrower, or (c) pursue any other remedy in Lender's power whatsoever. Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of the Borrower or any other Guarantor of the Indebtedness, and shall remain liable hereon regardless of whether Borrower or any other guarantor be found not liable thereon for any reason. Until all the Indebtedness shall have been paid in full, Guarantor shall have no right of subrogation, and waives any right to enforce any remedy which Lender now has or may hereafter have against the Borrower, and waives any benefit of and any right to participate in any security now or hereafter held by Lender.

         5. Guarantor will within five (5) days from date of notice from Lender of Borrower's failure to pay any of the Indebtedness at maturity, pay to Lender the amount due and unpaid by said Borrower. The failure of Lender to give notice shall not in any way release Guarantor hereunder. Guarantor agrees that if the maturity of any Indebtedness hereby guaranteed is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this guaranty without demand or notice to Guarantor.

         6. It is expressly agreed that the liability of the Guarantor for the payment of the Indebtedness secured hereby shall be primary and not secondary.

         7. As security for its obligation hereunder, the Guarantor hereby grants to the Lender a security interest in, a general lien upon and/or right of set-off of, the following (herein referred to as the Security): the balance of every deposit account, now or hereafter existing, of the Guarantor with the Lender and any other claim of the Guarantor against the Lender, now or hereafter existing, and all money, instruments, securities, documents, chattel paper, credits, claims, demands and any other property, rights and interest of the Guarantor, which at any time shall come into the possession or custody or under the control of the Lender or any of its agents or affiliates, for any purposes, and shall include the proceeds, products and accessions of and to any thereof. The Lender shall be deemed to have possession of any of the Security in transit to or set apart for it or any of its agents or affiliates. The right is expressly granted to the Lender, at its discretion, to file one or more financing statements under the Uniform Commercial Code naming the

Guarantor as Debtor and the Lender as Secured Party and indicating therein the types or describing the items of security herein specified. The Lender shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Security.

         8. In the event of default under this guaranty, the Lender may sell or cause to be sold in the City of Bryan, Texas, or elsewhere, in one or more sales or parcels, at such price as the Lender may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any of the Security at any broker's board or at public or private sale, without demand or performance or notice of intention to sell or of time or place of sale (except such notice as is required by applicable statute and cannot be waived), and the Lender or anyone else may be the purchaser of any or all of the Security so sold and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any equity of redemption, of the Guarantor, any such demand, notice or right and equity being hereby expressly waived and released.

         9. The grant of the above security interest and lien shall not in anywise limit or be construed as limiting Lender to collect payment of any liability of Guarantor incurred hereby only out of the Security, but it is expressly understood and provided that all such liability shall constitute the absolute and unconditional obligation of Guarantor.

         10. In the event Guarantor is a corporation, the undersigned signing for and on behalf of Guarantor hereby represents and warrants to Lender that he is duly authorized and empowered to execute this guaranty for and on behalf of Guarantor and that this guaranty is a valid, binding and enforceable obligation of Guarantor and does not violate any provisions of its articles or certificate of incorporation or its by-laws or any law, rule, regulations, contract or agreement enforceable against Guarantor.

         11. In all instances herein, the singular shall be construed to include the plural and the masculine to include the feminine. In the event more than one party executes this agreement as a guarantor, then each Guarantor agrees to be jointly and severally liable for the Indebtedness.

         12. This guaranty is and shall be in every particular available to the successors and assigns of Lender and is and shall always be fully binding upon the heirs, administrators, successors and assigns of Guarantor. This Guaranty shall be enforceable against each person signing this Guaranty, even if only one person signs and regardless of any failure of other persons to sign this Guaranty. If there be more than one signer, all agreements and promises herein shall be construed to be and are hereby declared to be, joint and several, in each and every particular, and shall be fully binding upon and enforceable against either, any and all of the Guarantors on this Indebtedness. This Guaranty shall be effective upon delivery to Lender and without further act, condition or acceptance by Lender.

         13. In the event the Borrower is a corporation and Guarantor is an individual, it is understood and agreed that notwithstanding anything herein contained to the contrary, Guarantor shall never be liable on this guarantee for any sums as interest in excess of the highest legal rate payable as interest under the laws of the State of Texas by an individual guaranteeing the obligation of a corporation.

         WITNESS THE EXECUTION HEREOF, this the 26 day of May, 1994.

                                        /s/ MARK A. McMILLAN
                                        --------------------------------
                                        MARK A. McMILLAN

THE STATE OF TEXAS :

COUNTY OF BRAZOS :

         This instrument was acknowledged before me on this the 26 day of May, 1994 by MARK A. McMILLAN.

                                        /s/ SARA MILLER
                                        --------------------------------
                                        NOTARY PUBLIC in and for
                                        The State of Texas

[SEAL]
                                     2